Exhibit Index

Exhibit

No.

99.1

Unaudited pro forma consolidated balance sheets of Brandywine Realty Trust and Brandywine Operating Partnership, L.P. as of September 30, 2015 and unaudited pro forma consolidated statements of operations of Brandywine Realty Trust and Brandywine Operating Partnership, L.P. for the nine months ended September 30, 2015 and for the year ended December 31, 2014, including the notes thereto.

Exhibit 99.1

BRANDYWINE REALTY TRUST AND BRANDYWINE OPERATING PARTNERSHIP, L.P.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

On December 18, 2015, Brandywine Operating Partnership, L.P., the limited partnership through which Brandywine Realty Trust, as sole general partner, owns its assets and conducts its operations, sold a property at 751-761 Fifth Avenue containing an aggregate of 158,000 square feet (“751-761 Fifth Avenue) located in King of Prussia, Pennsylvania for a gross sales price of $4.6 million. We are not affiliated with the buyer, and the terms of the transaction were determined through arm’s-length negotiations. 751-761 Fifth Avenue will be 100% vacant as of January 1, 2016 and is being purchased by an owner/occupant.

On December 23, 2015, we entered into a purchase and sale agreement with KIM TopCo Inc., a Delaware corporation (the “Purchaser”), managed by Korea Investment Management Co., Ltd., to dispose of our equity interests in the office property located at 2970 Market Street in Philadelphia and commonly known as the 30th Street Main Post Office (“Cira Square”) for a gross amount, payable in cash, equal to $354.0 million through the sale of equity interests in various subsidiaries of the Operating Partnership.  Cira Square, which contains 862,692 net rentable square feet of office space and is fully leased to a single tenant, is encumbered by $177.4 million of mortgage indebtedness. Upon sale of the property, the Operating Partnership intends to prepay the mortgage loan, scheduled to mature September 30, 2030, and has a fixed interest rate of 5.93%. The prepayment charge is estimated to be $43.5 million. After the application at closing of a portion of the funds that we receive from the Purchaser for the payoff of the existing mortgage indebtedness and to pay transfer taxes, the mortgage prepayment charge, broker fees and other transaction expenses, we expect to receive net proceeds of approximately $129.1 million.  We expect to record a $102.4 million gain on sale at closing (inclusive of $10.9 million of deferred financing costs).  We intend to use the net proceeds to reduce debt, fund current development commitments and for general corporate purposes. The sale of Cira Square was deemed probable in accordance with Article 11 of Regulation S-X.

The following unaudited pro forma consolidated financial statements of each of the Parent Company and the Operating Partnership have been prepared to reflect the effect of the consummated and probable dispositions as described in Item 2.01 of the Current Report on Form 8-K with which this Exhibit 99.1 is filed. The following unaudited pro forma consolidated financial statements of the Company are presented to comply with Article 11 of Regulation S-X and follow guidelines of the Securities and Exchange Commission (“SEC”). The unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2015 and the for the year ended December 31, 2014 are based on the historical consolidated statements of operations of each of the Parent Company and the Operating Partnership, and give effect to the consummated and probable sales as if they had occurred on January 1, 2014. The unaudited pro forma consolidated balance sheet as of September 30, 2015 is based on the balance sheet on that date of each of the Parent Company and Operating Partnership, and gives effect to the sales as if they occurred on September 30, 2015.

The unaudited pro forma consolidated financial statements presented below are based on assumptions and adjustments set forth in the notes thereto. The unaudited pro forma adjustments made in the compilation of the unaudited pro forma consolidated financial statements were directly attributable to the dispositions, are factually supportable, are based upon available information and assumptions that the Company considers reasonable, and have been made solely for purposes of developing such unaudited pro forma financial information for illustrative purposes in compliance with the disclosure requirements of the SEC. The unaudited pro forma consolidated financial information is presented for informational purposes only and should not be considered indicative of actual results that would have been achieved had the dispositions actually been consummated on the dates indicated and does not purport to be indicative of the financial condition as of any future date or results of operation for any future period.

The unaudited pro forma consolidated financial information, and the accompanying notes, should be read in conjunction with the Company’s audited consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 filed with the SEC on February 19, 2015 and the Quarterly Report on Form 10-Q for the period ended September 30, 2015 filed on October 27, 2015.

Brandywine Realty Trust

Unaudited Pro Forma Consolidated Balance Sheet

As of September 30, 2015

(in thousands, except per share data)

	As Reported	751-761 Fifth Ave		Cira Square		Reported as
	(A)	Sale (B)		Disposition (B)		Pro Forma
ASSETS
Real estate investments:
Rental properties	$4,629,223	$(5,518)		$(268,273)		$4,355,432
Accumulated depreciation	(1,064,804)	2,098		32,600		(1,030,106)
Operating real estate investments, net	3,564,419	(3,420)		(235,673)		3,325,326
Construction-in-progress	242,246	-		(124)		242,122
Land inventory	135,917	-		-		135,917
Total real estate investments, net	3,942,582	(3,420)		(235,797)		3,703,365
Cash and cash equivalents	50,632	4,246	(B1)	127,233	(B1)	182,111
Accounts receivable, net	19,221	-		-		19,221
Accrued rent receivable, net	139,738	-		-		139,738
Assets held for sale, net	53,042	-		-		53,042
Investment in real estate ventures, at equity	211,771	-		-		211,771
Deferred costs, net	124,472	(67)		(11,135)		113,270
Intangible assets, net	127,088	-		-		127,088
Other assets	73,075	(10)		(2,791)		70,274
Total assets	$4,741,621	$749		$(122,490)		$4,619,880

LIABILITIES AND BENEFICIARIES' EQUITY
Mortgage notes payable	$642,396	$-		$(179,292)		$463,104
Unsecured term loan	200,000	-		-		200,000
Unsecured senior notes, net of discounts	1,597,541	-		-		1,597,541
Accounts payable and accrued expenses	115,636	-		-		115,636
Distribution payable	28,318	-		-		28,318
Deferred income, gains and rent	41,133	-		-		41,133
Acquired lease intangibles, net	28,541	-		-		28,541
Other liabilities	41,630	(121)		-		41,509
Liabilities related to assets held for sale	1,269	-		-		1,269
Total liabilities	2,696,464	(121)		(179,292)		2,517,051
Commitments and contingencies

Brandywine Realty Trust's equity
Preferred shares (shares authorized - 20,000,000):
6.90% Series E preferred shares	40	-		-		40
Common shares of Brandywine Realty Trust's beneficial interest	1,752	-		-		1,752
Additional paid-in capital	3,258,075	-		-		3,258,075
Deferred compensation payable in common shares	11,918	-		-		11,918
Common shares in grantor trust	(11,918)	-		-		(11,918)
Cumulative earnings	561,227	862	(B2(a))	56,308	(B2(b))	618,397
Accumulated other comprehensive loss	(8,490)	-		-		(8,490)
Cumulative distributions	(1,786,374)	-		-		(1,786,374)
Total Brandywine Realty Trust's equity	2,026,230	862		56,308		2,083,400
Non-controlling interests	18,927	8	(B2(a))	494	(B2(b))	19,429
Total beneficiaries' equity	2,045,157	870		56,802		2,102,829
Total liabilities and equity	$4,741,621	$749		$(122,490)		$4,619,880

The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

Brandywine Realty Trust

Unaudited Pro Forma Consolidated Income Statement

For the nine months ended September 30, 2015

(in thousands, except per share data)

	As Reported (C)	751-761 Fifth Ave Sale (D)	Cira Square Disposition (E)	Other Dispositions (F)	Pro Forma
Revenue
Rents	$363,800	$(711)	$(14,657)	$(5,824)	$342,608
Tenant reimbursements	64,006	-	(4,821)	(1,689)	57,496
Termination fees	2,561	-	-	-	2,561
Third party management fees, labor reimbursement and leasing	12,805	-	-	-	12,805
Other	5,467	-	(44)	(108)	5,315
Total revenue	448,639	(711)	(19,522)	(7,621)	420,785
Operating expenses:
Property operating expenses	133,175	(60)	(4,561)	(2,877)	125,677
Real estate taxes	37,632	-	-	(665)	36,967
Third party management expenses	4,858	-	-	-	4,858
Depreciation and amortization	160,355	(94)	(5,025)	(2,522)	152,714
General and administrative expenses	21,554	-	-	-	21,554
Total operating expenses	357,574	(154)	(9,586)	(6,064)	341,770
Operating income	91,065	(557)	(9,936)	(1,557)	79,015
Other income (expense):
Interest income	1,189	-	(2)	-	1,187
Tax credit transaction income	11,853	-	-	-	11,853
Interest expense	(83,971)	-	8,104	-	(75,867)
Interest expense - amortization of deferred financing costs	(3,377)	-	823	-	(2,554)
Interest expense - financing obligation	(906)	-	-	-	(906)
Equity in loss of real estate ventures	(1,835)	-	-	-	(1,835)
Net gain on disposition of real estate	16,673	-	-	-	16,673
Net gain on sale of undepreciated real estate	3,019	-	-	-	3,019
Net gain from remeasurement of investments in real estate ventures	758	-	-	-	758
Provision for impairment on assets held for sale/sold	(2,508)	-	-	-	(2,508)
Net income from continuing operations before non-controlling interests	31,960	(557)	(1,011)	(1,557)	28,835
Net income from continuing operations attributable to non-controlling interests	(221)	5	9	13	(194)
Net income attributable to non-controlling interests	(221)	5	9	13	(194)
Net income attributable to Brandywine Realty Trust	31,739	(552)	(1,002)	(1,544)	28,641
Distribution to Preferred Shares	(5,175)	-	-	-	(5,175)
Nonforfeitable dividends allocated to unvested restricted shareholders	(253)	-	-	-	(253)
Net income attributable to common shareholders of Brandywine Realty Trust	$26,311	$(552)	$(1,002)	$(1,544)	$23,213

Basic earnings per common share:
Continuing operations	$0.15				$0.13

Diluted earnings per common share
Continuing operations	$0.15				$0.13

Basic weighted average shares outstanding	179,198,714				179,198,714
Diluted weighted average shares outstanding	179,988,492				179,988,492

The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

Brandywine Realty Trust

Unaudited Pro Forma Consolidated Income Statement

For the twelve months ended December 31, 2014

(in thousands, except per share data)

	As Reported (C)	751-761 Fifth Ave Sale (D)	Cira Square Disposition (E)	Other Dispositions (F)	Pro Forma
Revenue
Rents	$483,682	$(593)	$(19,543)	$(13,830)	$449,716
Tenant reimbursements	84,879	-	(6,430)	(3,371)	75,078
Termination fees	8,000	(249)	-	(30)	7,721
Third party management fees, labor reimbursement and leasing	17,200	-	-	-	17,200
Other	3,221	(220)	(67)	(61)	2,873
Total revenue	596,982	(1,062)	(26,040)	(17,292)	552,588
Operating expenses:
Property operating expenses	177,330	(103)	(5,760)	(5,734)	165,733
Real estate taxes	51,844	-	-	(1,459)	50,385
Third party management expenses	6,791	-	-	-	6,791
Depreciation and amortization	208,569	(126)	(6,459)	(5,628)	196,356
General and administrative expenses	26,779	-	-	-	26,779
Total operating expenses	471,313	(229)	(12,219)	(12,821)	446,044
Operating income	125,669	(833)	(13,821)	(4,471)	106,544
Other income (expense):
Interest income	3,974	-	-	-	3,974
Tax credit transaction income	11,853	-	-	-	11,853
Interest expense	(124,329)	-	11,152	-	(113,177)
Interest expense - amortization of deferred financing costs	(5,148)	-	1,095	-	(4,053)
Interest expense - financing obligation	(1,144)	-	-	-	(1,144)
Recognized hedge activity	(828)	-	-	-	(828)
Equity in loss of real estate ventures	(790)	-	-	-	(790)
Net gain on disposition of real estate	4,901	-	-	-	4,901
Net gain on sale of undepreciated real estate	1,184	-	-	-	1,184
Net gain from remeasurement of investments in real estate ventures	458	-	-	-	458
Net loss on real estate venture transactions	(417)	-	-	-	(417)
Loss on early extinguishment of debt	(7,594)	-	-	-	(7,594)
Provision for impairment on assets held for sale/sold	(1,765)	-	-	-	(1,765)
Net income from continuing operations before non-controlling interests	6,024	(833)	(1,574)	(4,471)	(854)
Net income from continuing operations attributable to non-controlling interests	43	9	16	46	114
Net income attributable to non-controlling interests	43	9	16	46	114
Net income attributable to Brandywine Realty Trust	6,067	(824)	(1,558)	(4,425)	(740)
Distribution to Preferred Shares	(6,900)	-		-	(6,900)
Nonforfeitable dividends allocated to unvested restricted shareholders	(349)	-		-	(349)
Net loss attributable to Common Shareholders of Brandywine Realty Trust	$(1,182)	$(824)	$(1,558)	$(4,425)	$(7,989)

Basic loss per common share:
Continuing operations	$(0.01)				$(0.04)
Diluted loss per common share
Continuing operations	$(0.01)				$(0.04)
Basic weighted average shares outstanding	166,202,649				166,202,649
Diluted weighted average shares outstanding	166,202,649				166,202,649

The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

Brandywine Operating Partnership, L.P.

Unaudited Pro Forma Consolidated Balance Sheet

As of September 30, 2015

(in thousands, except per share data)

	As Reported	751-761 Fifth Ave		Cira Square		Reported as
	(A)	Sale (B)		Disposition (B)		Pro Forma
ASSETS
Real estate investments:
Rental properties	$4,629,223	$(5,518)		$(268,273)		$4,355,432
Accumulated depreciation	(1,064,804)	2,098		32,600		(1,030,106)
Operating real estate investments, net	3,564,419	(3,420)		(235,673)		3,325,326
Construction-in-progress	242,246	-		(124)		242,122
Land inventory	135,917	-		-		135,917
Total real estate investments, net	3,942,582	(3,420)		(235,797)		3,703,365
Cash and cash equivalents	50,632	4,246	(B1)	127,233	(B1)	182,111
Accounts receivable, net	19,221	-		-		19,221
Accrued rent receivable, net	139,738	-		-		139,738
Assets held for sale, net	53,042	-		-		53,042
Investment in real estate ventures, at equity	211,771	-		-		211,771
Deferred costs, net	124,472	(67)		(11,135)		113,270
Intangible assets, net	127,088	-		-		127,088
Other assets	73,075	(10)		(2,791)		70,274
Total assets	$4,741,621	$749		$(122,490)		$4,619,880

LIABILITIES AND BENEFICIARIES' EQUITY
Mortgage notes payable	$642,396	$-		$(179,292)		$463,104
Unsecured term loan	200,000	-		-		200,000
Unsecured senior notes, net of discounts	1,597,541	-		-		1,597,541
Accounts payable and accrued expenses	115,636	-		-		115,636
Distribution payable	28,318	-		-		28,318
Deferred income, gains and rent	41,133	-		-		41,133
Acquired lease intangibles, net	28,541	-		-		28,541
Other liabilities	41,630	(121)		-		41,509
Liabilities related to assets held for sale	1,269	-		-		1,269
Total liabilities	2,696,464	(121)		(179,292)		2,517,051
Commitments and contingencies

Redeemable limited partnership units at redemption value	22,247	-		-		22,247
Brandywine Operating Partnership, L.P.'s equity:
6.90% Series E-Linked Preferred Mirror Units	96,850	-		-		96,850
General Partnership Capital	1,932,953	870	(B2(a))	56,802	(B2(b))	1,990,625
Accumulated other comprehensive loss	(8,924)	-				(8,924)
Total Brandywine Operating Partnership, L.P.'s equity	2,020,879	870		56,802		2,078,551
Non-controlling interest - consolidated real estate ventures	2,031	-				2,031
Total partners' equity	2,022,910	870		56,802		2,080,582

Total liabilities and equity	$4,741,621	$749		$(122,490)		$4,619,880

The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

Brandywine Operating Partnership, L.P.

Unaudited Pro Forma Consolidated Income Statement

For the nine months ended September 30, 2015

(in thousands, except per share data)

	As Reported (C)	751-761 Fifth Ave Sale (D)	Cira Square Disposition (E)	Other Dispositions (F)	Pro Forma
Revenue
Rents	$363,800	$(711)	$(14,657)	$(5,824)	$342,608
Tenant reimbursements	64,006	-	(4,821)	(1,689)	57,496
Termination fees	2,561	-	-	-	2,561
Third party management fees, labor reimbursement and leasing	12,805	-	-	-	12,805
Other	5,467	-	(44)	(108)	5,315
Total revenue	448,639	(711)	(19,522)	(7,621)	420,785
Operating expenses:
Property operating expenses	133,175	(60)	(4,561)	(2,877)	125,677
Real estate taxes	37,632	-	-	(665)	36,967
Third party management expenses	4,858	-	-	-	4,858
Depreciation and amortization	160,355	(94)	(5,025)	(2,522)	152,714
General and administrative expenses	21,554	-	-	-	21,554
Total operating expenses	357,574	(154)	(9,586)	(6,064)	341,770
Operating income	91,065	(557)	(9,936)	(1,557)	79,015
Other income (expense):
Interest income	1,189	-	(2)	-	1,187
Tax credit transaction income	11,853	-	-	-	11,853
Interest expense	(83,971)	-	8,104	-	(75,867)
Interest expense - amortization of deferred financing costs	(3,377)	-	823	-	(2,554)
Interest expense - financing obligation	(906)	-	-	-	(906)
Equity in loss of real estate ventures	(1,835)	-	-	-	(1,835)
Net gain on disposition of real estate	16,673	-	-	-	16,673
Net gain on sale of undepreciated real estate	3,019	-	-	-	3,019
Net gain from remeasurement of investments in real estate ventures	758	-	-	-	758
Provision for impairment on assets held for sale/sold	(2,508)	-	-	-	(2,508)
Net income from continuing operations	31,960	(557)	(1,011)	(1,557)	28,835
Net loss attributable to non-controlling interests - partners' share of consolidated real estate ventures	4	-	-	-	4
Net income (loss) attributable to Brandywine Operating Partnership	31,964	(557)	(1,011)	(1,557)	28,839
Distribution to preferred unitholders	(5,175)	-	-	-	(5,175)
Amounts allocated to unvested restricted unitholders	(253)	-	-	-	(253)
Net income attributable to common partnership unitholders of Brandywine Operating Partnership, L.P.	$26,536	$(557)	$(1,011)	$(1,557)	$23,411

Basic income per common partnership unit:
Continuing operations	$0.15				$0.13

Diluted income per common partnership unit:
Continuing operations	$0.15				$0.13

Basic weighted average common partnership units outstanding	180,733,816				180,733,816
Diluted weighted average common partnership units outstanding	181,523,594				181,523,594

The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

Brandywine Operating Partnership, L.P.

Unaudited Pro Forma Consolidated Income Statement

For the twelve months ended December 31, 2014

(in thousands, except per share data)

	As Reported (C)	751-761 Fifth Ave Sale (D)	Cira Square Disposition (E)	Other Dispositions (F)	Pro Forma
Revenue
Rents	$483,682	$(593)	$(19,543)	$(13,830)	$449,716
Tenant reimbursements	84,879	-	(6,430)	(3,371)	75,078
Termination fees	8,000	(249)	-	(30)	7,721
Third party management fees, labor reimbursement and leasing	17,200	-	-	-	17,200
Other	3,221	(220)	(67)	(61)	2,873
Total revenue	596,982	(1,062)	(26,040)	(17,292)	552,588
Operating expenses:
Property operating expenses	177,330	(103)	(5,760)	(5,734)	165,733
Real estate taxes	51,844	-	-	(1,459)	50,385
Third party management expenses	6,791	-	-	-	6,791
Depreciation and amortization	208,569	(126)	(6,459)	(5,628)	196,356
General and administrative expenses	26,779	-	-	-	26,779
Total operating expenses	471,313	(229)	(12,219)	(12,821)	446,044
Operating income	125,669	(833)	(13,821)	(4,471)	106,544
Other income (expense):
Interest income	3,974	-	-	-	3,974
Tax credit transaction income	11,853	-	-	-	11,853
Interest expense	(124,329)	-	11,152	-	(113,177)
Interest expense - amortization of deferred financing costs	(5,148)	-	1,095	-	(4,053)
Interest expense - financing obligation	(1,144)	-	-	-	(1,144)
Recognized hedge activity	(828)	-	-	-	(828)
Equity in loss of real estate ventures	(790)	-	-	-	(790)
Net gain on disposition of real estate	4,901	-	-	-	4,901
Net gain on sale of undepreciated real estate	1,184	-	-	-	1,184
Net gain from remeasurement of investments in real estate ventures	458	-	-	-	458
Net loss on real estate venture transactions	(417)	-	-	-	(417)
Loss on early extinguishment of debt	(7,594)	-	-	-	(7,594)
Provision for impairment on assets held for sale/sold	(1,765)	-	-	-	(1,765)
Net income from continuing operations	6,024	(833)	(1,574)	(4,471)	(854)
Net loss attributable to non-controlling interests - partners' share of consolidated real estate ventures	44	-	-	-	44
Net income attributable to Brandywine Operating Partnership	6,068	(833)	(1,574)	(4,471)	764
Distribution to preferred unitholders	(6,900)	-	-	-	(6,900.0)
Amounts allocated to unvested restricted unitholders	(349)	-	-	-	(349.0)
Net loss attributable to common partnership unitholders of Brandywine Operating Partnership, L.P.	$(1,181)	$(833)	$(1,574)	$(4,471)	$(6,485)

Basic loss per common partnership unit:
Continuing operations	$(0.01)				$(0.04)
Diluted loss per common partnership unit:
Continuing operations	$(0.01)				$(0.04)
Basic weighted average common partnership units outstanding	167,942,246				167,942,246
Diluted weighted average common partnership units outstanding	167,942,246				167,942,246

The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

BRANDYWINE REALTY TRUST AND BRANDYWINE OPERATING PARTNERSHIP, L.P.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Pro Forma Adjustments

(A)	Reflects the Company's consolidated balance sheet as of September 30, 2015, as contained in the financial statements and notes thereto presented in this Form 10-Q.
(B)

Represents the elimination of the assets of the properties sold. These adjustments also include actual cash received at closing on December 18, 2015 of $4.2 million for 751 Fifth Avenue and estimated net proceeds from the probable disposition of our equity interests in Cira Square of $127.2 million.  The difference between the $129.1 million of cash proceeds expected at closing is primarily related to principal payments on mortgage indebtedness made after the September 30, 2015.

(B1) Represents net proceeds received by Brandywine upon sale of 751 Fifth Avenue and the assumed proceeds on the probable disposition of our equity interests in Cira Square.

(B2(a)) Represents the estimated gain on sale recognized by the Company upon completion of the sale of 751 Fifth Avenue as if the sale occurred as of September 30, 2015, and was calculated as follows (in thousands):

Sales Price of the 751 Fifth Avenue	$4,555
Less: Estimated closing costs and other adjustments	(309)
Less: 751 Fifth Avenue basis as of September 30, 2015	(3,376)
Total estimated gain as of September 30, 2015	870
Less: Gain attributable to non-controlling interests	(8)
Gain attributable to Brandywine Realty Trust	$862

(i)	The Company expects to record a gain on sale as of December 18, 2015 of $0.9 million.

(B2(b)) Represents the estimated gain on the disposition of our equity interests in Cira Square recognized by the Company upon completion of the transaction as if the disposition occurred as of September 30, 2015, and was calculated as follows (in thousands):

Sales Price of Cira Square	$354,000
Less: Mortgage loan principal	(179,292)
Less: Estimated closing costs and other adjustments	(3,996)
Less: Cira Square net basis as of September 30, 2015	(59,296)
Total estimated gain as of September 30, 2015	111,416
Less: Mortgage loan prepayment charge	(43,479)
Less: Deferred financing cost write-off	(11,135)
Less: Net gain attributable to non-controlling interests	(494)
Net gain attributable to Brandywine Realty Trust	$56,308

(ii)

Upon completion of the disposition during the first half of the first quarter of 2016 the Company expects to record a gain on disposition of $102.4 million (inclusive of $10.9 million of deferred financing costs) and a related loss on early extinguishment of debt related to prepayment penalties of $43.5 million.  The prepayment of the mortgage loan may occur prior to the disposition of our equity interests.

(C)

Reflects the consolidated results of operations for the Company for the quarter ended September 30, 2015 and the year ended December 31, 2014, respectively, as contained in the financial statements in the Company’s Quarterly Report on Form 10-Q and the historical financial statements contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2014.

(D)	Represents revenues and expenses of the sale of 751 Fifth Avenue for the nine months ended September 30, 2015 and the year ended December 31, 2014, respectively.
(E)	Represents revenues and expenses of the probable disposition of Cira Square for the nine months ended September 30, 2015 and the year ended December 31, 2014, respectively.
(F)

Represents the elimination of the actual historical results of operations of the other dispositions occurring during 2015 and 2014 as if the dispositions occurred on January 1, 2014. Other dispositions consist of a five property portfolio sold on April 24, 2015, a four property portfolio sold on August 13, 2015 and one property sold on September 29, 2015 that were significant under Regulation S-X.  All other dispositions were not significant, individually or in aggregate, under Regulation S-X.